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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

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     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

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        Date of Report (Date of earliest event reported): August 5, 2004

                    [SPANISH BROADCASTING SYSTEM, INC. LOGO]

                        SPANISH BROADCASTING SYSTEM, INC.
             (Exact name of registrant as specified in its charter)


               DELAWARE                                000-27823                        13-3827791
     (State or other jurisdiction                     (Commission                      (IRS Employer
           of incorporation)                         File Number)                   Identification No.)

2601 SOUTH BAYSHORE DRIVE, PH II, COCONUT GROVE, FLORIDA                                   33133
         (Address of principal executive offices)                                       (Zip Code)

                                 (305) 441-6901
              (Registrant's telephone number, including area code)

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          (Former name or former address, if changed since last report)


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Item 7. Financial Statements and Exhibits.

(c)   Exhibits.

      99.1 - Press Release of Spanish Broadcasting System, Inc., dated August 5, 2004.

Item 12. Results of Operations and Financial Condition.

            On August 5, 2004, Spanish Broadcasting System, Inc. issued a press release announcing its second quarter 2004 financial results. A copy of the press release is attached hereto as Exhibit 99.1.

            This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         SPANISH BROADCASTING SYSTEM, INC.
                                         (REGISTRANT)

August 5, 2004                           By: /s/  Joseph A. Garcia
                                             -----------------------------------
                                             Joseph A. Garcia
                                             Chief Financial Officer, Executive
                                             Vice President and Secretary



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                                  Exhibit Index



Exhibit No.      Description
-----------      -----------
99.1             Press Release of Spanish Broadcasting System, Inc., dated
                 August 5, 2004.



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